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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                 1-16383               95-4352386
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)    File Number)         Identification No.)

               717 Texas Avenue
                  Suite 3100
                Houston, Texas                             77002
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Conditions

         The information included in this Current Report on Form 8-K, including the attached exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On August 5, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the second quarter ended June 30, 2005. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.


Item 7.01.   Regulation FD Disclosure.

         On August 5, 2005, the Company issued a press release announcing that Don Turkleson, the Senior Vice President and Chief Financial Officer of the Company, will be making a presentation about the Company on August 8, 2005 at The Oil & Gas Conference. The press release is attached as Exhibit 99.2 to this report and is incorporated by reference into this Item 7.01. Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.


Item 9.01.   Financial Statements and Exhibits.

c) Exhibits

Exhibit
Number                 Description
-------                -----------

99.1                   Press Release, dated August 5, 2005 (filed herewith).

99.2                   Press Release, dated August 5, 2005 (filed herewith).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHENIERE ENERGY, INC.


         Date: August 5, 2005              By:   /s/ Craig K. Townsend
                                                 ---------------------
                                                 Name: Craig K. Townsend
                                                 Title: Vice President and
                                                 Chief Accounting Officer



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EXHIBIT INDEX


Exhibit
Number                 Description
-------                -----------

99.1                   Press Release, dated August 5, 2005 (filed herewith).

99.2                   Press Release, dated August 5, 2005 (filed herewith).